LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP BlackRock Global Allocation Fund
Supplement dated March 9, 2022 to the Prospectus Dated May 1, 2021
This Supplement updates certain information in the Prospectus for the LVIP BlackRock Global Allocation Fund (the “Fund”). You may obtain a copy of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1‑800‑4LINCOLN (454‑6265) or at www.lfg.com/lvip.
Effective April 1, 2022, the Fund’s Prospectus is amended as follows:

1.	The fee and expense table under the section Summary – Fees and Expenses on page 1 of the Prospectus is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.64%	0.64%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses[1]	0.15%	0.15%
Acquired Fund Fees and Expenses (AFFE)[2]	0.01%	0.01%
Total Annual Fund Operating Expenses (including AFFE)[3]	0.80%	1.05%
Less Expense Reimbursement[4,5]	0.07%	0.07%
Total Annual Fund Operating Expense (After Expense Reimbursement)	0.73%	0.98%

[1]	Other Expenses is based on estimated amounts for the current fiscal year.

[2]	AFFE is based on estimated amounts for the current fiscal year.

[3]
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include AFFE.

[4]
Lincoln Investment Advisors Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.71% of the Fund’s average daily net assets for the Standard Class (and 0.96% for Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2023 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

[5]	The Fee and Expense table has been restated to reflect the current expense limitation, effective April 1, 2022.

2.	The example table under the section Summary – Example on page 1 of the Prospectus is deleted in its entirety and replaced with the following:

	1 Year	3 years	5 years	10 years
Standard Class	$75	$248	$437	$983
Service Class	$100	$327	$573	$1,276

3.	The following supplements the information under Management and Organization on page 15 of the Prospectus:
Manager of Managers Structure: The Fund has received an SEC exemptive order that permits it to operate under a “manager‑of‑managers” structure. This structure allows LIAC (defined below as the Fund’s investment adviser), subject to approval of the Board – and without the approval of shareholders – to: (i) select a new sub‑adviser or additional sub‑advisers for the Fund; (ii) terminate an existing sub‑adviser and/or replace a sub‑adviser; (iii) enter into new sub‑advisory agreements and/or modify the terms of any existing sub‑advisory agreement; and (iv) allocate and reallocate the Fund’s assets among LIAC and one or more sub‑advisers. (The order does not apply to the hiring of a sub‑adviser that is an affiliate of LIAC.) If a new subadviser is hired for the Fund, the Fund will provide its shareholders with information about the new sub‑adviser within 90 days of hiring. LIAC has the ultimate responsibility (subject to Board oversight) to oversee, monitor and evaluate a sub‑adviser’s performance and to recommend the hiring, termination and replacement of a sub‑adviser.
PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS AND OTHER IMPORTANT RECORDS